                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             --------------------

                                   FORM 8-K/A

                              (AMENDMENT NO. 1 TO
                        CURRENT REPORT ON FORM 8-K DATED
                                 JUNE 12, 1997)

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):   June 12, 1997
                                                 ------------------------------

                             i2 TECHNOLOGIES, INC.
-------------------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         Delaware                      0-28030                  75-2294945
-------------------------------------------------------------------------------
(State or other jurisdiction         (Commission              (IRS Employer
  of incorporation)                  File Number)           Identification No.)


909 E. Las Colinas Blvd., 16th Floor, Irving, Texas                   75039
-------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)


Company's telephone number, including area code:   (214) 860-6000
                                                -------------------------------




-------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.


         (c)  Exhibits.

               No.      Description

               11.1* Supplemental Statement of Computation of Net Income per Share.

               23.1     Consent of Ernst & Young LLP.

               27.1*    Supplemental Financial Data Schedule.

               99.1 Supplemental Selected Financial Data of the Registrant as of and for the Years ended December 31, 1992, 1993, 1994, 1995 and 1996.

               99.2* Supplemental Management's Discussion and Analysis of Financial Condition and Results of Operations of the Registrant for the Years ended December 31, 1994, 1995 and 1996.

               99.3#    The following Supplemental Consolidated Financial
                        Statements of the Registrant:                     Page

                        1. Report of Independent Auditors .................F-1
                        2. Supplemental Consolidated Balance Sheets
                             as of December 31, 1995 and 1996 .............F-2
                        3. Supplemental Consolidated Statements of
                             Income for the Years Ended December 31,
                             1994, 1995 and 1996 ..........................F-3
                        4. Supplemental Consolidated Statements of
                             Stockholders' Equity for the Years Ended
                             December 31, 1994, 1995 and 1996 .............F-4
                        5. Supplemental Consolidated Statements of
                             Cash Flows for the Years Ended
                             December 31, 1994, 1995 and 1996 .............F-5
                        6. Notes to Supplemental Consolidated Financial
                             Statements....................................F-6


               -----------------------

               * Previously filed.

               # Previously filed in their entirety except for Note 13 of Notes to Supplemental Consolidated Financial Statements. The Supplemental Consolidated Financial Statements are being refiled for the sole purpose of including Note 13.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         i2 TECHNOLOGIES, INC.



Dated:  July 1, 1997                     By:  /s/  David F. Cary
                                            -----------------------------------
                                            David F. Cary,
                                            Vice President and
                                            Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit
Number
-------

11.1*    Supplemental Statement of Computation of Net Income per Share.

23.1     Consent of Ernst & Young LLP.

27.1*    Supplemental Financial Data Schedule.

99.1 Supplemental Selected Financial Data of the Registrant as of and for the Years ended December 31, 1992, 1993, 1994, 1995 and 1996.

99.2* Supplemental Management's Discussion and Analysis of Financial Condition and Results of Operations of the Registrant for the Years ended December 31, 1994, 1995 and 1996.

99.3# The following Supplemental Consolidated Financial Statements of the Registrant:

                                                                           Page
                                                                           ----

         1. Report of Independent Auditors ................................F-1
         2. Supplemental Consolidated Balance Sheets
              as of December 31, 1995 and 1996 ............................F-2
         3. Supplemental Consolidated Statements of
              Income for the Years Ended December 31,
              1994, 1995 and 1996 .........................................F-3
         4. Supplemental Consolidated Statements of
              Stockholders' Equity for the Years Ended
              December 31, 1994, 1995 and 1996 ............................F-4
         5. Supplemental Consolidated Statements of
              Cash Flows for the Years Ended
              December 31, 1994, 1995 and 1996 ............................F-5
         6. Notes to Supplemental Consolidated Financial
              Statements ..................................................F-6

-----------------------

*Previously filed.

#Previously filed in their entirety except for Note 13 of Notes to Supplemental
 Consolidated Financial Statements. The Supplemental Consolidated Financial Statements are being refiled for the sole purpose of including Note 13.